Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

On May 1, 2019 (the “Closing Date”), Americold Realty Trust (the “Company”) completed the previously announced acquisition of Chiller Holdco, LLC, a Delaware limited liability company (“Cloverleaf”), for cash consideration of approximately $1.24 billion (the “Cloverleaf Acquisition”). The consideration paid by the Company was funded using net proceeds from the Company’s equity offering that closed on April 22, 2019, and amounts drawn on the Company’s senior unsecured revolving credit facility. On May 7, 2019, the Company repaid the amount drawn on the Company’s senior unsecured revolving credit facility with funds raised in a debt private placement, further described below.

The following unaudited pro forma consolidated statements of operations of Americold Realty Trust and Subsidiaries and Americold Realty Operating Partnership, L.P. (the “Operating Partnership”) and Subsidiaries for the year ended December 31, 2019 are derived from the Company’s and the Operating Partnership’s historical consolidated financial statements included in the Company’s and Operating Partnership’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2020. The unaudited pro forma consolidated financial statements are also derived from the historical condensed consolidated interim financial statements of Cloverleaf and Zero Mountain, Inc. (“Zero Mountain”) included as Exhibit 99.2 and 99.4, respectively, to Amendment No. 1 to the Company’s Current Report on Form 8-K/A filed with the SEC on July 16, 2019 (the “July 2019 8-K/A”) and from the historical consolidated financial accounting records of Cloverleaf for the one month ended April 30, 2019.

The accompanying unaudited pro forma consolidated statements of operations of the Company present the pro forma operating results of the Company and Cloverleaf for the year ended December 31, 2019. The accompanying unaudited pro forma consolidated statements of operations of the Operating Partnership present the pro forma operating results of the Operating Partnership and Cloverleaf for the year ended December 31, 2019.

Cloverleaf acquired Zero Mountain on March 1, 2019. Cloverleaf’s historical statement of operations for the three months ended March 31, 2019 and one month ended April 30, 2019 include the operating results of Zero Mountain from March 1, 2019 through March 31, 2019 and April 1, 2019 through April 30, 2019. These pro forma financial statements include the stand-alone operating results of Zero Mountain for the period from January 1, 2019 to February 28, 2019, prior to its acquisition by Cloverleaf.

On April 22, 2019, the Company completed a follow-on public offering pursuant to which it issued 42,062,500 common shares of beneficial interest, $0.01 par value per share (the “common shares”) (including 6,562,500 common shares issued in connection with the underwriters’ exercise of their option to purchase additional common shares), for net proceeds of approximately $1.21 billion. The net proceeds of the follow-on public offering were used to consummate the Cloverleaf Acquisition.

On May 7, 2019, the Operating Partnership completed a debt private placement transaction consisting of $350.0 million aggregate principal amount of senior unsecured notes with a coupon of 4.10% and a term of 10.7 years for net proceeds of $347.7 million after deducting issuance costs of $2.3 million. The notes are general unsecured senior obligations of the Operating Partnership and are guaranteed by the Company and certain subsidiaries of the Company. A portion of the proceeds were used to repay funds drawn on the Company’s senior unsecured revolving credit facility in connection with the Cloverleaf Acquisition. The remaining funds are to be used for other acquisitions and for expansion and development projects.

The accompanying unaudited pro forma consolidated statements of operations are prepared using the acquisition method of accounting, with the Company and the Operating Partnership treated as the acquirer and as if the Cloverleaf Acquisition had occurred on January 1, 2019. The Company is in the process of finalizing its valuation of the assets acquired and liabilities assumed from the Cloverleaf Acquisition. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. Specifically, the final allocation may include changes to deferred taxes and goodwill. The unaudited pro forma consolidated statements of operations do not include the impact to income tax (expense) benefit as this is being evaluated by the Company and is not expected to be material. Refer to the Form 10-K for the preliminary purchase price allocation.

The accompanying unaudited pro forma consolidated statements of operations presented are based on the assumptions and adjustments described below and in the accompanying notes. The accompanying unaudited pro forma statements of operations are provided for illustrative purposes only and do not purport to represent what the actual results of operations of the Company or the Operating Partnership would have been had the Cloverleaf Acquisition occurred on the dates assumed, nor are they necessarily indicative of what the results of operations would be for any future periods. The unaudited pro forma consolidated statements of operations do not include the impact of any revenue, cost or other operating synergies that may result from the Cloverleaf Acquisition or any related restructuring costs. The accompanying unaudited pro forma consolidated statements of operations reflect a hypothetical situation, and actual results may differ from the unaudited pro forma consolidated statements of operations once the Company has finalized the required purchase price allocation. There can be no assurance that such finalizations will not result in material changes. The unaudited pro forma consolidated statements of operations should be read in conjunction with (1) the accompanying notes to the unaudited pro forma condensed consolidated statements of operations of the Company and of the Operating Partnership; (2) the audited consolidated financial statements of the Company and the Operating Partnership as of and for the year ended December 31, 2019, and notes thereto included in the Form 10-K; (3) the unaudited consolidated statements of operations and notes thereto of Cloverleaf for the three months ended March 31, 2019 and 2018, which are filed as Exhibit 99.2 to the July 2019 8-K/A; (4) the audited consolidated financial statements and notes thereto of Cloverleaf as of and for the years ended December 31, 2018 and 2017, which are filed as Exhibit 99.1 to the July 2019 8-K/A; (5) the audited consolidated financial statements and notes thereto of Zero Mountain as of and for each of the years ended June 30, 2018 and 2017, which are filed as Exhibit 99.3 to the July 2019 8-K/A; and (5) the unaudited consolidated statements of income and notes thereto of Zero Mountain for the six months ended December 31, 2018 and 2017, which are filed as Exhibit 99.4 to the July 2019 8-K/A.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2019 also include the historical Zero Mountain statement of operations for the period from January 1, 2019 to February 28, 2019, which represents the period prior to Cloverleaf’s acquisition of Zero Mountain.

The unaudited pro forma consolidated statements of operations reflect the following transactions and adjustments:

•	The Cloverleaf Acquisition is included in the unaudited pro forma consolidated statements of operations as if it occurred on January 1, 2019.

•	The Company’s follow-on public offering is included in the unaudited pro forma consolidated statements of operations as if it occurred on January 1, 2019.

•

The Operating Partnership’s issuance of $350.0 million aggregate principal amount of senior unsecured notes in a private placement for net proceeds of $347.7 million after deducting issuance costs of $2.3 million. The private placement transaction was included in the unaudited pro forma consolidated statements of operations as if it occurred on January 1, 2019.

The pro forma adjustments primarily include the following:

•	The issuance of 42,062,500 common shares as of January 1, 2019.

•	The Operating Partnership’s issuance of $350.0 million aggregate principal amount of senior unsecured notes as of January 1, 2019.

•	Elimination of interest expense related to Cloverleaf debt that was retired at closing.

The unaudited pro forma consolidated statements of operations do not include the following transaction related costs incurred in connection with the Cloverleaf Acquisition and Cloverleaf’s acquisition of Zero Mountain, as the costs are specifically attributable to that acquisition:

•	Merger and acquisition investment advisory fees of $10.0 million paid in connection with the Cloverleaf Acquisition.

•	Interest expense of $7.5 million incurred by Cloverleaf on debt that was retired at closing.

•

Credit facility fees of $2.7 million paid by the Company to arrange a standby bridge financing facility that was to be used if needed to consummate the Cloverleaf Acquisition, but which was ultimately not required or used.

•	Other professional fees of $4.8 million incurred by the Company in connection with the Cloverleaf Acquisition.

•	Non-recurring acquisition costs of $6.7 million incurred by Cloverleaf in its acquisition of Zero Mountain on March 1, 2019.

•

Non-recurring debt extinguishment costs of $9.0 million incurred by Cloverleaf as a result of refinancing its $365.0 million credit agreement with its new $530.0 million credit agreement on March 1, 2019 in connection with its acquisition of Zero Mountain.

Americold Realty Trust

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2019

(Amounts in thousands except per share amounts)

	Americold Realty Trust Year Ended December 31, 2019	Cloverleaf Three Months Ended March 31, 2019	Cloverleaf One Month Ended April 30, 2019	Zero Mountain January 1 to February 28, 2019		Pro Forma Adjustments		Americold Realty Trust Pro Forma Year Ended December 31, 2019
Revenues:
Rent, storage, and warehouse services	$1,377,217	$45,175	$17,606	$6,185				$1,446,383
Third-party managed services	252,939	1,108	436	—				254,483
Transportation services	144,844	1,170	1,338	2,542				149,694
Other	8,705	—	—	—				8,705

Total revenues	1,783,705	47,453	19,380	8,727		—		1,859,265

Operating expenses:
Rent, storage, and warehouse services cost of operations	929,626	27,632	11,710	3,919				972,887
Third-party managed services cost of operations	241,178	900	297	—				242,375
Transportation services cost of operations	126,777	1,057	1,417	2,156				131,407
Cost of operations related to other revenues	7,867	—	—	—				7,867
Depreciation, depletion, and amortization	163,348	7,557	3,191	1,222	C, D, E	4,915		180,233
Selling, general and administrative	129,310	4,801	3,957	1,083				139,151
Acquisition, litigation and other	40,614	6,674	369	2,147	F	(23,950)		25,854
Impairment of long-lived assets	13,485	—	—	—				13,485
Loss from sale of real estate	34	—	1,766	—				1,800

Total operating expenses	1,652,239	48,621	22,707	10,527		(19,035)		1,715,059

Operating income (loss)	131,466	(1,168)	(3,327)	(1,800)		19,035		144,206

Other income (expense):
Interest expense	(94,408)	(7,623)	(2,147)	(297)	A, B	2,749		(101,726)
Interest income	6,286	131	—	32				6,449
Bridge loan commitment fees	(2,665)	—	—	—	G	2,665		—
Loss on debt extinguishment	—	(9,033)	—	—	H	9,033		—
Foreign currency exchange gain, net	10	—	—	—				10
Other expense, net	(1,870)	—	—	194				(1,676)
Loss from partially owned entities	(111)	—	—	—				(111)
Gain from sale of partially owned entities	4,297	—	—	—				4,297

Income (loss) before income tax (expense) benefit	43,005	(17,693)	(5,474)	(1,871)		33,482	—	51,449

Income tax (expense) benefit:
Current	(5,544)	478	(514)	670				(4,910)
Deferred	10,701	—	—	(38)				10,663

Total income tax benefit (expense)	5,157	478	(514)	632		—		5,753
Net income attributable to common shares of beneficial interest	$48,162	$(17,215)	$(5,988)	$(1,239)		$33,482		$57,202

Weighted average shares outstanding for basic earning per share	179,598				I	13,829		193,427

Weighted average shares outstanding for diluted earning per share	183,950				I	13,829		197,779

Basic earnings per share	$0.26							$0.30

Diluted earnings per share	$0.26							$0.29

Americold Realty Operating Partnership, L.P. and Subsidiaries

Unaudited Pro Forma Consolidated Statements of Operations

For the Year Ended December 31, 2019

(Amounts in thousands except per share amounts)

	Americold Realty Operating Partnership, L.P. Year Ended December 31, 2019	Cloverleaf Three Months Ended March 31, 2019	Cloverleaf One Month Ended April 30, 2019	Zero Mountain January 1 to February 28, 2019		Pro Forma Adjustments		Americold Realty Operating Partnership, L.P. Pro Forma Year Ended December 31, 2019
Revenues:
Rent, storage, and warehouse services	$1,377,217	$45,175	$17,606	$6,185				$1,446,383
Third-party managed services	252,939	1,108	436	—				254,483
Transportation services	144,844	1,170	1,338	2,542				149,694
Other	8,705	—	—	—				8,705

Total revenues	1,783,705	47,453	19,380	8,727		—		1,859,265

Operating expenses:
Rent, storage, and warehouse services cost of operations	929,626	27,632	11,710	3,919				972,887
Third-party managed services cost of operations	241,178	900	297	—				242,375
Transportation services cost of operations	126,777	1,057	1,417	2,156				131,407
Cost of operations related to other revenues	7,867	—	—	—				7,867
Depreciation, depletion, and amortization	163,348	7,557	3,191	1,222	C, D, E	4,915		180,233
Selling, general and administrative	129,310	4,801	3,957	1,083				139,151
Acquisition, litigation and other	40,614	6,674	369	2,147	F	(23,950)		25,854
Impairment of long-lived assets	13,485	—	—	—				13,485
Loss from sale of real estate	34	—	1,766	—				1,800

Total operating expenses	1,652,239	48,621	22,707	10,527		(19,035)		1,715,059

Operating income (loss)	131,466	(1,168)	(3,327)	(1,800)		19,035		144,206

Other income (expense):
Interest expense	(94,408)	(7,623)	(2,147)	(297)	A, B	2,749		(101,726)
Interest income	6,286	131	—	32				6,449
Bridge loan commitment fees	(2,665)	—	—	—	G	2,665		—
Loss on debt extinguishment	—	(9,033)	—	—	H	9,033		—
Foreign currency exchange gain, net	10	—	—	—				10
Other expense, net	(1,870)	—	—	194				(1,676)
Loss from partially owned entities	(111)	—	—	—				(111)
Gain from sale of partially owned entities	4,297	—	—	—				4,297

Income (loss) before income tax (expense) benefit	43,005	(17,693)	(5,474)	(1,871)		33,482	—	51,449

Income tax (expense) benefit:
Current	(5,544)	478	(514)	670				(4,910)
Deferred	10,701	—	—	(38)				10,663

Total income tax (expense) benefit	5,157	478	(514)	632		—		5,753

Net income attributable to the Operating Partnership	$48,162	$(17,215)	$(5,988)	$(1,239)		$33,482		$57,202

General partners’ interest in net income attributable to unitholders	47,680							56,630
Limited partners’ interest in net income attributable to unitholders	482							572
General partner weighted average units outstanding	177,802				I	13,691		191,493

Limited partner weighted average units outstanding	1,796				I	138		1,934

General partners’ net income per unit	$0.27							$0.30

Limited partners’ net income per unit	$0.27							$0.30

Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations

The adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2019 are as follows:

A. Reflect interest expense of $4.8 million associated with the $350.0 million aggregate principal amount of senior unsecured notes issued by the Operating Partnership in a private placement for net proceeds of $347.7 million, net of issuance costs of $2.3 million.

B. Eliminate $7.5 million of interest expense incurred by Cloverleaf on debt that was retired at the closing of the Cloverleaf Acquisition with acquisition proceeds paid by the Company.

C. Eliminate $2.5 million of amortization expense recorded in Cloverleaf’s historical financial statements for identifiable intangible assets, net.

D. Record $3.7 million of amortization expense associated with the identified intangible assets recorded by the Company as a result of the Cloverleaf Acquisition.

E. Record $3.7 million of additional depreciation expense due to the increase in the carrying amount of property, plant and equipment acquired in the Cloverleaf Acquisition which was recorded at fair value rather than historical cost.

F. Eliminate $6.7 million of acquisition costs incurred by Cloverleaf in its acquisition of Zero Mountain on March 1, 2019, eliminate $14.8 million of acquisition costs incurred by the Company during the year ended December 31, 2019 in connection with the Cloverleaf Acquisition, eliminate $0.4 million of acquisition related costs incurred by Cloverleaf during the month ended April 30, 2019 and eliminate $2.1 million of acquisition compensation related costs incurred by Zero Mountain in connection with the acquisition by Cloverleaf.

G. Eliminate $2.7 million of bridge loan commitment fees incurred by the Company in connection with the Cloverleaf Acquisition.

H. Eliminate $9.0 million of debt extinguishment costs incurred by Cloverleaf as a result of refinancing its $365.0 million credit agreement with its new $530.0 million credit agreement on March 1, 2019 in connection with its acquisition of Zero Mountain.

I. Include 13,829,000 of additional basic and diluted weighted average shares outstanding for the year ended December 31, 2019 to reflect the issuance of 42,062,500 common shares issued by the Company in the April 2019 follow-on public offering as if the transaction closed on January 1, 2019. Include 13,690,710 additional general partner units and 138,290 additional limited partner units in general partner weighted average units outstanding and limited partner weighted average units outstanding, respectively, for the year ended December 31, 2019 to reflect the contributions by the Company as if the transaction occurred on January 1, 2019.